UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 6, 2011

ASPA GOLD CORP.
(Formerly, Renaissance BioEnergy, Inc.)
 (Exact name of registrant as specified in its charter)

NEVADA	000-53435
(State or other jurisdiction of incorporation)	(Commission File No.)

36101 Bob Hope Dr., Suite E5-238
Rancho Mirage, California   92270
 (Address of principal executive offices and Zip Code)

760-660-4804
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 28, 2011, the Registrant dismissed BehlerMick, PS, its independent registered public accounting firm. None of the reports of BehlerMick, PS on the Company's financial  statements for either of the past two years or subsequent  interim period contained an adverse opinion or disclaimer of  opinion, or was qualified or modified as to uncertainty,  audit scope or accounting  principles,  except that the Registrant's audited financial statements  contained  in its Form 10-K for the fiscal year ended  May 31, 2010, a  going  concern  qualification  in  the  registrant's  audited  financial statements.

During the registrant's two most recent fiscal years and the subsequent  interim periods thereto, there were no disagreements with BehlerMick, PS whether or not  resolved,  on any matter of accounting  principles or practices,  financial statement disclosure, or auditing scope or procedure,  which, if not resolved to BehlerMick PS’ satisfaction,  would have caused it to make reference to the subject  matter  of the  disagreement  in  connection  with  its  report  on the Registrant’s financial statements.

The registrant had requested that BehlerMick, PS furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

On April 28, 2011, the registrant engaged Gruber & Company, LLC Certified Public Accountants as its independent registered public accounting firm. During the  two  most  recent  fiscal  years  and the  interim  periods  preceding  the engagement,  the  registrant has not consulted  Gruber & Company,  LLC Certified Public  Accountants  regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors had previously resolved to reduce the Authorized Share Capital Company from its current 3,000,000,000 (Three billion) shares of Common Stock to 250,000,000 (Two hundred fifty million) shares of Common Stock.  The appropriate filing was made with the Secretary of State in Nevada on April 6, 2011 and accepted by the Secretary of State.  The reduction of Authorized Share Capital was approved by our directors and a majority of our shareholders.

The Authorized shares of Preferred Stock in the amount of 100,000,000 (One hundred million) remained unchanged.  No shares of Preferred Stock have previously been issued by the Company.

ITEM 9.01 EXHIBITS

16.1	Letter from BehlerMick PS, dated May 25, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

ASPA GOLD CORP.

/s/ Ronald Yadin Lowenthal
-----------------------------------
Ronald Yadin Lowenthal
President and Director
June 8, 2011